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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Karen M. Muller and Marc A. Silverman and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) and supplements to this Registration Statement and any Registration Statement previously filed by the Registrant or a predecessor in interest, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 15, 1998

          SIGNATURES                      TITLE
------------------------------  --------------------------

                                Chief Executive Officer
   /s/ RICHARD S. FULD, JR.       and Chairman of the
------------------------------    Board of Directors
     Richard S. Fuld, Jr.         (principal executive
                                  officer)

     /s/ CHARLES B. HINTZ       Chief Financial Officer
------------------------------    (principal financial and
       Charles B. Hintz           accounting officer)


------------------------------  Director
      Michael L. Ainslie

      /s/ JOHN F. AKERS
------------------------------  Director
        John F. Akers

     /s/ ROGER S. BERLIND
------------------------------  Director
       Roger S. Berlind

   /s/ THOMAS H. CRUIKSHANK
------------------------------  Director
     Thomas H. Cruikshank

      /s/ HENRY KAUFMAN
------------------------------  Director
        Henry Kaufman

   /s/ HIDEICHIRO KOBAYASHI
------------------------------  Director
     Hideichiro Kobayashi

     /s/ JOHN D. MACOMBER
------------------------------  Director
       John D. Macomber

       /s/ DINA MERRILL
------------------------------  Director
         Dina Merrill